UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

Bottomline Technologies (de), Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire		03801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Effective October 26, 2010, Bottomline Technologies (de), Inc. (“the Company”) acquired SMA Financial Ltd. (“SMA”) for a cash payment of £5,000,000 (approximately $7.9 million based on current exchange rates). SMA is a London-based provider of Software as a Service (SaaS) connectivity to SWIFT for the automation of payments and financial messaging. The Company issued a press release on October 26, 2010 announcing the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

Date: October 26, 2010	By:	/s/ Eric K. Morgan
Eric K. Morgan
Vice President, Global Controller